SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 16, 2000

MELLON AUTO RECEIVABLES CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2000, which forms Mellon Auto Grantor Trust 2000-1, which will issue Asset-Backed Certificates).

                     MELLON AUTO RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     333-65271-02              25-1831621
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


One Mellon Bank Center, Room 0410
Pittsburgh, PA                                                   15258
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (412) 236-6559

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 7
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibits are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Mellon Auto Grantor Trust 2000-1. The Trust's Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2000 ( the "Agreement"), among Mellon Auto Receivables Corporation, as depositor, Mellon Bank, as servicer and seller, Norwest Bank Minnesota, National Association, as trustee, and The Chase Manhattan Bank, as collateral agent. On October 16, 2000 distribution was made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on October 16, 2000, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Collateral Agent under the Agreement referred to herein



Date:    October 24, 2000            By:  /s/ Jennifer Richardson
                                        Jennifer Richardson
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         October 16, 2000.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on October 16, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                       MELLON BANK AUTO LOAN TRUST SERIES 2000-1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------


PERIOD:             7                                                                                         PAGE #      1
DETERMINATION:      10/06/00                                                                                  Beginning:  09/01/00
DISTRIBUTION:       10/16/00                                                                                  Ending:     09/30/00

CLASS A   7.18%  ASSET BACKED CERTIFICATES
CLASS B   7.43%  ASSET BACKED CERTIFICATES

-----------------------------------------------------------------------------------------------------------------------------------
                         ORIGINAL           BEGINNING                                                                END
                         PRINCIPAL          PRINCIPAL        PRINCIPAL          INTEREST          TOTAL              PRINCIPAL
CLASS                    BALANCE            BALANCE        DISTRIBUTION       DISTRIBUTION     DISTRIBUTION          BALANCE

----------------------------------------------------------------------------------------------------------------------------------
CLASS A              $340,723,000.00   $287,964,424.56     $8,373,797.21    $1,722,987.14    $10,096,784.35       $279,590,627.35
CLASS B               $10,538,292.00     $8,906,511.05       $258,994.92       $55,146.15       $314,141.07         $8,647,516.13

----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE TOTALS   $351,261,292.00   $296,870,935.61     $8,632,792.13    $1,778,133.29    $10,410,925.42       $288,238,143.48
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                         FACTOR INFORMATION PER $1,000

-----------------------------------------------------------------------------------------
                         PRINCIPAL           INTEREST            END PRINCIPAL
                         DISTRIBUTION        DISTRIBUTION        BALANCE
-----------------------------------------------------------------------------------------
CLASS A                  24.576554004        5.056855980         820.580434400
CLASS B                  24.576555670        5.232930536         820.580425177
-----------------------------------------------------------------------------------------
CERTIFICATE TOTALS       24.576554054        5.062138444         820.580434123
-----------------------------------------------------------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                JENNIFER RICHARDSON
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001






-----------------------------------------------------------------------------------------------------------------------------------
                                       MELLON BANK AUTO LOAN TRUST SERIES 2000-1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------


PERIOD:             7                                                                                         PAGE #      2
DETERMINATION:      10/06/00                                                                                  Beginning:  09/01/00
DISTRIBUTION:       10/16/00                                                                                  Ending:     09/30/00

                                                                                                         Per $1000
                                                                                                         ---------
     I.        Servicing Fee                                                            $123,696.22       0.35214875


     II.       Pool Balance at the end of the Collection Period                     $288,238,143.48

     III.      Repurchase Amounts for Repurchased Receivable

                    By Seller                                                                 $ -
                    By Servicer                                                               $ -
                    TOTAL                                                                     $ -

     IV.       Realized Net Losses for Collection Period                                $189,959.80

     V.        Reservce Account Balance after Disbursement                           $12,065,916.99

     VI.       Specified Reserve Account Balance                                     $13,691,311.82

     VII.      Total Distribution Amount

                    Servicing Fee                                                       $123,696.22
                    Certificateholders' Distribution Amount                          $10,410,925.42
                    Deposit to Reserve Account                                          $255,734.62

     VIII.     Certificateholders' Distributable Amount

-----------------------------------------------------------------------------------------------------------------------------------
              Principal       Interest            Total       Prin (per $1000/orig)   Int (per $1000/orig)   Total (per $1000/orig)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A    $8,373,797.21   $1,722,987.14    $10,096,784.35       24.576554                  5.05685598             29.63340998
CLASS B      $258,994.92      $55,146.15       $314,141.07       24.57655567                5.232930536            29.80948621
-----------------------------------------------------------------------------------------------------------------------------------
Total      $8,632,792.13   $1,778,133.29    $10,410,925.42       24.57655405                5.062138444            29.6386925
-----------------------------------------------------------------------------------------------------------------------------------

     IX.       Reserve Fund Transfer Amount                                             $255,734.62

     X.        Advance Summary for Collection Period

                    A.   Unreimbursed Advances for the Period                           $290,902.44
                    B.   Unreimbursed Advances for the Previous Period                  $320,317.10
                    C.   Change from the Previous Period                                $(29,414.66)

                    D.   Reimbursed Advance from the Collection                         $134,516.71
                    E.   Reimbursed Advance from Liquidation Proceeds                          $ -
                    F.   Reimbursed Advance from Reserve Account Withdrawals                   $ -

                    G.   Actuarial Advances (P&I) for the Period                         $70,731.86
                    H.   Actuarial Advances (P&I) fro the Previous Period                $77,072.84
                    I.   Change from Pervious Period                                     $(6,340.98)

     XI.        Actuarial Payahead Summary for the Collection Period

                    A.   Payaheads for the Period                                       $321,452.35
                    B.   Payaheads for the Previous Period                              $385,717.62
                    C.   Change from Previous Period                                    $(64,265.27)


